UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 7, 2022
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SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 Water St.
Suite 800
Tampa, Florida 33602
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On July 7, 2022, Sila Realty Trust, Inc. (the “Company”), held its 2022 Annual Meeting of Stockholders (the "Annual Meeting"), at which its stockholders (i) elected six directors – Jonathan Kuchin, Z. Jamie Behar, Adrienne Kirby, Verett Mims, Roger Pratt, and Michael Seton – to the board of directors of the Company (the "Board") to hold office until the 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualify; (ii) approved, on a non-binding, advisory basis, the Company's executive compensation ("say-on-pay"); and (iii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.
Say-on-pay votes will continue annually until the occurrence of the next non-binding, advisory say-on-frequency vote of stockholders, which the Company expects to hold at its 2027 Annual Meeting of Stockholders or at such time as the Board otherwise determines that a different frequency for such advisory vote is in the best interests of the stockholders of the Company.
The voting results with respect to the election of directors were as follows:

Name of Director	For	Abstain	Broker Non-Votes
Jonathan Kuchin	97,571,717.22	7,152,636.39	16,134,264.00
Z. Jamie Behar	97,267,229.48	7,457,124.13	16,134,264.00
Adrienne Kirby	97,735,372.33	6,988,981.28	16,134,264.00
Verett Mims	97,313,929.27	7,410,424.34	16,134,264.00
Roger Pratt	97,440,694.27	7,283,659.34	16,134,264.00
Michael A. Seton	97,346,611.00	7,377,742.61	16,134,264.00
The voting results with respect to the approval (on a non-binding, advisory basis) of the Company's executive compensation were as follows:

For	Against	Abstain	Broker Non-Votes
82,157,453.23	9,892,493.33	12,674,407.05	16,134,264.00
The voting results with respect to the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 audit, were as follows:

For	Against	Abstain
112,762,258.58	1,852,455.92	6,243,903.11
In addition, the vote to approve the adoption of the Third Articles of Amendment and Restatement was adjourned to August 12, 2022, to give the Company additional time to solicit votes in favor of the proposal. Access to the 2022 Annual Meeting website, at www.proxydocs.com/Sila, will remain available through Friday, August 12, 2022.
Item 7.01 Regulation FD Disclosure.
The Company announced at the Annual Meeting that such meeting, with respect to the vote to approve the adoption of the Third Articles of Amendment and Restatement, was temporarily adjourned to August 12, 2022, at which time it is expected that a final tabulation of votes, as of that time, on the approval of the adoption of the Third Articles of Amendment and Restatement will be taken.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: July 7, 2022	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer